SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          20-Sep-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-3
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware            333-59691            13-3460894
(State or Other     (Commission          (I.R.S. Employer
Jurisdiction        File Number)         Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                  10172
        (Address of Principal             (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 839-5300


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-3, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated April 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated        20-Sep-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-3
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                        Principal   Remaining  Distribution
Class     Balance    Principal  Interest     Loss      Balance      Date
IPP-A     389464969     2332323  2109602           0   387132646  20-Sep-99
IIPP-A-1   95043483      133699   514819           0    94909784  20-Sep-99
IIPP-A-2   22364000           0   121138           0    22364000  20-Sep-99
IIPP-A-3   13136228           0    71155           0    13136228  20-Sep-99
III-A-1    52024027      702961   292635           0    51321066  27-Sep-99
III-A-2     7605000           0    42778           0     7605000  27-Sep-99
III-A-3    28332535           0   159371           0    28332535  27-Sep-99
III-A-4   161251042     2390205   880162           0   158860837  27-Sep-99
III-A-5    15820705      811637    88991           0    15009069  27-Sep-99
III-A-6     4777809     N/A        26875           0     4706988  27-Sep-99
II-P          18583          18        0           0       18565  20-Sep-99
III-P        319330         334        0           0      318996  27-Sep-99
III-X      15317364     N/A        86160           0    14849248  27-Sep-99
C-B-1       9768877        8435    52915           0     9760443  20-Sep-99
C-B-2       4886054        4219    26466           0     4881836  20-Sep-99
C-B-3       2171102        1875    11760           0     2169227  20-Sep-99
C-B-4       1899714        1640    10290           0     1898074  20-Sep-99
C-B-5       1085550         937     5880           0     1084613  20-Sep-99
C-B-6       1356940        1172     7350           0     1355768  20-Sep-99
III-B-1    10645824        7743    59883           0    10638080  27-Sep-99
III-B-2     4563220        3319    25668           0     4559901  27-Sep-99
III-B-3     2281356        1659    12833           0     2279697  27-Sep-99
III-B-4     1672995        1217     9411           0     1671778  27-Sep-99
III-B-5      608362         443     3422           0      607919  27-Sep-99
III-B-6     1520905        1106     8555           0     1519799  27-Sep-99
A-R               0           0        0           0           0
TOTAL:    827840800     6404941  4628119           0   821435860

         Beginning
        Current Prin Principal            Remaining  Distribution
Class      Amount   DistributionInterest   Balance       Date
IPP-A      993.55934     5.94996  5.38178   987.60939 20-Sep-99
IIPP-A-1   991.40979     1.39463  5.37014   990.01517 20-Sep-99
IIPP-A-2  1000.00000     0.00000  5.41667  1000.00000 20-Sep-99
IIPP-A-3  1000.00000     0.00000  5.41667  1000.00000 20-Sep-99
III-A-1    940.33488    12.70602  5.28938   927.62886 27-Sep-99
III-A-2   1000.00000     0.00000  5.62500  1000.00000 27-Sep-99
III-A-3   1000.00000     0.00000  5.62500  1000.00000 27-Sep-99
III-A-4    934.92414    13.85827  5.10313   921.06587 27-Sep-99
III-A-5    805.86315    41.34254  4.53298   764.52061 27-Sep-99
III-A-6    934.92421     0.00000  5.25895   921.06594 27-Sep-99
II-P       996.15170     0.99008  0.00000   995.16162 20-Sep-99
III-P      996.22990     1.04094  0.00000   995.18896 27-Sep-99
III-X      901.98751     0.00000  5.07368   874.42174 27-Sep-99
C-B-1      996.62084     0.86050  5.39836   995.76034 20-Sep-99
C-B-2      996.62084     0.86050  5.39836   995.76034 20-Sep-99
C-B-3      996.62083     0.86050  5.39836   995.76033 20-Sep-99
C-B-4      996.62084     0.86050  5.39836   995.76033 20-Sep-99
C-B-5      996.62084     0.86051  5.39836   995.76033 20-Sep-99
C-B-6      996.62090     0.86048  5.39836   995.76042 20-Sep-99
III-B-1    997.17343     0.72530  5.60910   996.44813 27-Sep-99
III-B-2    997.17343     0.72530  5.60910   996.44813 27-Sep-99
III-B-3    997.17344     0.72530  5.60910   996.44813 27-Sep-99
III-B-4    997.17344     0.72530  5.60910   996.44813 27-Sep-99
III-B-5    997.17343     0.72531  5.60909   996.44812 27-Sep-99
III-B-6    997.17344     0.72530  5.60910   996.44814 27-Sep-99
A-R          0.00000     0.00000  0.02000     0.00000


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                The First National Bank of Chicago

        Dated:         30-Sep-99